                            Global Structured Finance

                                 BoAALT 2003-09
                                15 Yr Fixed Rate
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $163,741,603.69
Loan Count: 1,467
Cut-off Date: 2003-10-01
Avg. Loan Balance: $111,616.64
Avg. Orig. Balance: $112,070.28
W.A. FICO*: 735
W.A. Orig. LTV: 58.50%
W.A. Cut-Off LTV: 58.26%
W.A. Gross Coupon: 5.3114%
W.A. Net Coupon: 5.0559%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 2.76%
% over 100 COLTV: 0.00%
% with PMI: 2.76%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 10.95%
W.A. MI Adjusted LTV: 57.99%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.85%
% Conforming: 89.02%

* FICO not available for 2 loans, or 0.1% of the aggregate pool balance.

2. Original Balance

               Original Balance              Percent
              ------------------            ---------
               *  50,000                       6.53%
               50,001 - 150,000               49.96

*** less than or equal to

               150,001 - 250,000              20.29
               250,001 - 350,000              11.67
               350,001 - 450,000               4.50
               450,001 - 550,000               3.37
               550,001 - 650,000               1.87
               650,001 - 750,000               1.33
               750,001 - 850,000               0.49
               Total:                        100.00%

Average: $112,070.28
Lowest: $9,655.00
Highest: $800,000.00

3. Cut-Off Balance

               Cut-Off Balance               Percent
              ------------------            ---------
               * 50,000                       6.55%
               50,001 - 150,000               50.11
               150,001 - 250,000              20.11
               250,001 - 350,000              11.67
               350,001 - 450,000               4.50
               450,001 - 550,000               3.37
               550,001 - 650,000               1.87
               650,001 - 750,000               1.33
               750,001 - 850,000               0.49
               Total:                        100.00%

Average: $111,616.64
Lowest: $9,618.49
Highest: $797,130.00

4. Index

                          Index          Percent
                         -------        ---------

*** less than or equal to

                         FIX             100.00%
                         Total:          100.00%

5. Product Type

                    Product Type             Percent
                   --------------           ---------
                    15 YR IXED                 94.35%
                    10 YR IXED                  5.60
                    12 YR IXED                  0.06
                    Total:                    100.00%

6. Coupon

                    Coupon                   Percent
                    -------------           ---------
                    3.876 - 4.000              0.15%
                    4.001 - 4.125              0.04
                    4.126 - 4.250              2.00
                    4.251 - 4.375              1.06
                    4.376 - 4.500              2.39
                    4.501 - 4.625              0.99
                    4.626 - 4.750              7.04
                    4.751 - 4.875              9.77
                    4.876 - 5.000             11.37
                    5.001 - 5.125              5.32
                    5.126 - 5.250              9.18
                    5.251 - 5.375              9.33
                    5.376 - 5.500             13.12
                    5.501 - 5.625              5.52
                    5.626 - 5.750              8.03
                    5.751 - 5.875              5.97
                    5.876 - 6.000              3.75

                    6.001 - 6.125              1.27
                    6.126 - 6.250              1.83
                    6.251 - 6.375              0.69
                    6.376 - 6.500              0.63
                    6.501 - 6.625              0.35
                    6.626 - 6.750              0.03
                    6.751 - 6.875              0.07
                    6.876 - 7.000              0.04
                    7.126 - 7.250              0.06
                    Total:                   100.00%

W.A.: 5.311
Lowest: 4.000
Highest: 7.250

7. Credit Score

                    Credit Score             Percent
                   --------------           ---------
                    800 - 849                  5.06%
                    750 - 799                 35.71
                    700 - 749                 35.80
                    650 - 699                 19.67
                    600 - 649                  3.68
                    N/A                        0.09
                    Total:                   100.00%

W.A.: 735
Lowest: 621
Highest: 839

8. Lien Position
                    Lien Position            Percent
                   ---------------          ---------
                                             100.00%
                    Total:                   100.00%

                        Total:                           100.00%

9.  Loan Purpose

                        Loan Purpose                    Percent
                        ------------                    -------
                        Refinance-Rate/Term               53.86%
                        Refinance-Cashout                 37.11
                        Purchase                           9.04
                        Total:                           100.00%

10. Property Type

                        Property Type                   Percent
                        -------------                   -------
                        SFR                               69.59%
                        Condo                             12.00
                        2-Family                           9.05
                        PUD Detach                         3.17
                        4-Family                           2.62
                        PUD Attach                         1.91
                        3-Family                           1.40
                        Townhouse                          0.25
                        Total:                           100.00%

11. Appraisal Method

                        Appraisal Method                Percent
                        ----------------                -------
                        AVM                               60.02%
                        FULL                              39.98
                        Total:                           100.00%


12. Documentation

                        Documentation                   Percent
                        -------------                   -------
                        Reduced                           52.58%
                        Standard                          26.60
                        Stated                            14.49
                        No Ratio                           3.78
                        Rapid                              2.06
                        All Ready Home                     0.50
                        Total:                           100.00%


13. Occupancy Status

                        Occupancy Status                Percent
                        ----------------                -------
                        Investor                          65.77%
                        Primary                           32.32
                        Secondary                          1.92
                        Total:                           100.00%


14. PMI Providers

                        PMI Providers                   Percent
                        -------------                   -------
                        NONE                              97.24%
                        UGRIC                              1.00
                        GEMIC                              0.80
                        RMIC                               0.53
                        PMIC                               0.43
                        Total:                           100.00%


15. State

                        State                           Percent
                        -----                           -------
                        California                        46.84%

                        Florida                           13.06
                        Virginia                           3.94
                        Texas                              3.54
                        North Carolina                     3.48
                        Other                             29.14
                        Total:                           100.00%

16. California

                        California                      Percent
                        ----------                      -------
                        Northern California               34.86%
                        Southern California               65.14
                        Total:                           100.00%

17. Zip Code

                        Zip Code                        Percent
                        --------                        -------
                        92661                              0.85%
                        90049                              0.75
                        94115                              0.65
                        90004                              0.62
                        94122                              0.60
                        Other                             96.53
                        Total:                           100.00%

18. Delinquency*

                        Delinquency*                    Percent
                        ------------                    -------
                        0-29 days                        100.00%
                        Total:                           100.00%

* MBA method

19. Times 30 Days DLQ

                        Times 30 Days DLQ               Percent
                        -----------------               -------
                        0                                 99.06%
                        1                                  0.94
                        Total:                           100.00%


20. Convertible Flag

                        Convertible Flag                Percent
                        ----------------                -------
                        N                                100.00%
                        Total:                           100.00%


21. Buydown Agreement

                        Buydown Agreement               Percent
                        -----------------               -------
                        N                                100.00%
                        Total:                           100.00%


22. Original Term

                        Original Term                   Percent
                        -------------                   -------
                        120                                5.60%
                        144                                0.06
                        180                               94.35
                        Total:                           100.00%

W.A.: 176.6 months
Lowest: 120 months
Highest: 180 months

23. Cut-Off Remaining Term

                         Cut-Off Remaining Term   Percent
                         ----------------------   -------
                         115 - 120                   5.60%
                         121 - 168                   0.06
                         175 - 180                  94.35
                         Total:                    100.00%

W.A.: 175.7 months
Lowest: 117 months
Highest: 180 months

24. Cutoff Loan Age

                         Cutoff Loan Age    Percent
                         ---------------    -------
                         0                   14.74%
                         1 - 6               85.26
                         Total:             100.00%

W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months

25. OLTV

                         OLTV               Percent
                         ----               -------
                         *** 20.00            1.84%
                         20.01 - 25.00        2.18
                         25.01 - 30.00        3.03
                         30.01 - 35.00        5.07
                         35.01 - 40.00        6.36
                         40.01 - 45.00        5.59
                         45.01 - 50.00        7.42
                         50.01 - 55.00        8.18

*** less than or equal to

                         55.01 - 60.00       7.74
                         60.01 - 65.00       9.21
                         65.01 - 70.00      11.41
                         70.01 - 75.00      13.81
                         75.01 - 80.00      15.41
                         80.01 - 85.00       0.98
                         85.01 - 90.00       1.56
                         90.01 - 95.00       0.23
                         Total:            100.00%

W.A.: 58.50%
Lowest: 4.16%
Highest: 95.00%

26. Cut-Off LTV

                         Cut-Off LTV       Percent
                         -----------       -------
                         *** 20.00           1.88%
                         20.01 - 25.00       2.14
                         25.01 - 30.00       3.03
                         30.01 - 35.00       5.44
                         35.01 - 40.00       6.02
                         40.01 - 45.00       5.90
                         45.01 - 50.00       7.34
                         50.01 - 55.00       8.84
                         55.01 - 60.00       7.07
                         60.01 - 65.00       9.58
                         65.01 - 70.00      11.57
                         70.01 - 75.00      13.37
                         75.01 - 80.00      15.06
                         80.01 - 85.00       0.98
                         85.01 - 90.00       1.56

*** less than or equal to

                         90.01 - 95.00     0.23
                         Total:          100.00%

W.A.: 58.26%
Lowest: 4.16%
Highest: 94.64%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                BoAALT 2003-09 CB
                                30 Yr Fixed Rate
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $287,846,395.95
Loan Count: 2,052
Cut-off Date: 2003-10-01
Avg. Loan Balance: $140,276.02
Avg. Orig. Balance: $140,439.37
W.A. FICO*: 728
W.A. Orig. LTV: 68.10%
W.A. Cut-Off LTV: 68.02%
W.A. Gross Coupon: 5.9625%
W.A. Net Coupon: 5.7070%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 356 months
W.A. Rem. Term: 355 months
W.A. Age: 1 months
% over 80 COLTV: 14.73%
% over 100 COLTV: 1.99%
% with PMI: 14.80%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.32%
W.A. MI Adjusted LTV: 64.37%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.37%
% Conforming: 100.00%

* FICO not available for 7 loans, or 0.4% of the aggregate pool balance.

2. Original Balance

                Original Balance          Percent
                ----------------          -------
                *** 50,000                   1.98%
                50,001 - 150,000            40.16

*** Less than or equal to

                                150,001 - 250,000           34.16
                                250,001 - 350,000           19.17
                                350,001 - 450,000            3.32
                                450,001 - 550,000            1.20
                                Total:                     100.00%

Average: $140,439.37
Lowest: $17,000.00
Highest: $530,000.00

3. Cut-Off Balance

                                Cut-Off Balance           Percent
                                -----------------         -------
                                *** 50,000                   1.98%
                                 50,001 - 150,000           40.21
                                150,001 - 250,000           34.11
                                250,001 - 350,000           19.17
                                350,001 - 450,000            3.32
                                450,001 - 550,000            1.20
                                Total:                     100.00%

*** Less than or equal to

Average: $140,276.02
Lowest: $17,000.00
Highest: $530,000.00

4. Index

                                        Index     Percent
                                        -----     -------
                                        FIX        100.00%
                                        Total:     100.00%

5. Product Type

                                        Product Type          Percent
                                        ------------          -------

                        30 YR FIXED             95.18%
                        25 YR FIXED              2.78
                        20 YR FIXED              2.03
                        Total:                 100.00%

6. Coupon

                        Coupon                Percent
                        ------                -------
                        4.626 - 4.750            1.21%
                        4.751 - 4.875            0.76
                        4.876 - 5.000            1.15
                        5.001 - 5.125            1.00
                        5.126 - 5.250            4.94
                        5.251 - 5.375            8.32
                        5.376 - 5.500            8.56
                        5.501 - 5.625            4.35
                        5.626 - 5.750            8.93
                        5.751 - 5.875           12.20
                        5.876 - 6.000            9.79
                        6.001 - 6.125            6.80
                        6.126 - 6.250            6.57
                        6.251 - 6.375            6.70
                        6.376 - 6.500            6.14
                        6.501 - 6.625            2.27
                        6.626 - 6.750            3.13
                        6.751 - 6.875            4.45
                        6.876 - 7.000            0.79
                        7.001 - 7.125            0.65
                        7.126 - 7.250            0.32
                        7.251 - 7.375            0.21
                        7.376 - 7.500            0.42

                        7.501 - 7.625            0.16
                        7.626 - 7.750            0.05
                        7.876 - 8.000            0.02
                        8.001 - 8.125            0.13
                        Total:                 100.00%

W.A.: 5.963
Lowest: 4.750
Highest: 8.125

7. Credit Score

                        Credit Score          Percent
                        ------------          -------
                        800 - 849                3.20%
                        750 - 799               32.02
                        700 - 749               35.94
                        650 - 699               23.51
                        600 - 649                4.98
                        N/A                      0.35
                        Total:                 100.00%

W.A.: 728
Lowest: 601
Highest: 842

8. Lien Position

                        Lien Position         Percent
                        -------------         -------
                        1                      100.00%
                        Total:                 100.00%

9. Loan Purpose

                        Loan Purpose          Percent
                        ------------          -------

                   Refinance-Rate/Term               37.28%
                   Refinance-Cashout                  36.55
                   Purchase                           26.16
                   Total:                           100.00%

10. Property Type

                        Property Type          Percent
                        -------------          -------
                        SFR                     59.61%
                        2-Family                11.28
                        Condo                   10.54
                        PUD Detach               6.66
                        4-Family                 4.83
                        3-Family                 3.71
                        PUD Attach               2.68
                        Townhouse                0.55
                        Condotel                 0.13
                        Total:                 100.00%

11. Appraisal Method

                        Appraisal Method       Percent
                        ----------------       -------
                        AVM                     45.26%
                        FULL                    54.74
                        Total:                 100.00%

12. Documentation
                        Documentation          Percent
                        -------------          -------
                        Reduced                 45.92%
                        Standard                29.26

                        Stated                  17.97
                        No Ratio                 3.73
                        Rapid                    1.88
                        All Ready Home           1.24
                        Total:                 100.00%

13. Occupancy Status

                        Occupancy Status       Percent
                        ----------------       -------
                        Investor                64.12%
                        Primary                 34.54
                        Secondary                1.35
                        Total:                 100.00%

14. PMI Providers

                        PMI Providers          Percent
                        -------------          -------
                        NONE                    85.20%
                        UGIC                     5.63
                        GEMIC                    4.16
                        PMIC                     2.44
                        RMIC                     2.07
                        TGIC                     0.50
                        Total:                 100.00%
15. State

                        State                  Percent
                        -----                  -------
                        California              45.10%
                        Florida                 12.62
                        Virginia                 3.57

                        Maryland                 3.54
                        Arizona                  3.22
                        Other                   31.96
                        Total:                100.00%

16. California
                        California            Percent
                        ----------            -------
                        Northern California     39.84%
                        Southern California     60.16
                        Total:                 100.00%

17. Zip Code
                        Zip Code              Percent
                        --------              -------
                        92647                   0.37%
                        94589                   0.37
                        92109                   0.34
                        92103                   0.34
                        94606                   0.33
                        Other                  98.26
                        Total:                100.00%

18. Delinquency* Delinquency* Percent 0-29 days 100.00% Total: 100.00%

* MBA method

19. Times 30 Days DLQ

                        Times 30 Days DLQ     Percent
                        -----------------     -------
                        0                      99.70%
                        1                       0.30
                        Total:                100.00%

20. Convertible Flag

                        Convertible Flag      Percent
                        ----------------      -------
                        N                     100.00%
                        Total:                100.00%

21. Buydown Agreement

                        Buydown Agreement     Percent
                        -----------------     -------
                        N                     100.00%
                        Total:                100.00%

22. Original Term

                        Original Term         Percent
                        -------------         -------
                        240                     2.03%
                        300                     2.78
                        360                    95.18
                        Total:                100.00%

W.A.: 355.9 months
Lowest: 240 months
Highest: 360 months

23. Cut-Off Remaining Term

                      Cut-Off Remaining Term    Percent
                      ----------------------    -------
                      235 - 240                   2.03%

                         295 -  300                  2.78
                         355 -  360                 95.18
                         Total:                    100.00%

W.A.: 355.0 months
Lowest: 237 months
Highest: 360 months

24. Cutoff Loan Age

                            Cutoff Loan Age      Percent
                            ---------------      -------
                            0                     14.84%
                            1 - 6                 85.16
                            Total:               100.00%

W.A.: 0.9 months
Lowest: 0 months
Highest: 5 months

25. OLTV

                            OLTV                 Percent
                            ----                 -------
                            *** 20.00              0.90%
                            20.01 -  25.00         0.88
                            25.01 -  30.00         1.51
                            30.01 -  35.00         3.00
                            35.01 -  40.00         2.86
                            40.01 -  45.00         3.69
                            45.01 -  50.00         5.17
                            50.01 -  55.00         5.01
                            55.01 -  60.00         5.92
                            60.01 -  65.00         5.90
                            65.01 -  70.00        11.24
                            70.01 -  75.00        14.76

*** Denotes Less than or equal to

                            75.01 -  80.00        24.38
                            80.01 -  85.00         1.82
                            85.01 -  90.00         6.74
                            90.01 -  95.00         1.71
                            95.01 - 100.00         2.51
                            **** 100.01            1.99
                            Total:               100.00%

W.A.: 68.10%
Lowest: 6.34%
Highest: 103.00%

26. Cut-Off LTV

                            Cut-Off LTV          Percent
                            -----------          -------
                            *** 20.00              0.90%
                            20.01 -  25.00         0.88
                            25.01 -  30.00         1.51
                            30.01 -  35.00         3.08
                            35.01 -  40.00         2.85
                            40.01 -  45.00         3.65
                            45.01 -  50.00         5.20
                            50.01 -  55.00         5.02
                            55.01 -  60.00         5.88
                            60.01 -  65.00         6.18
                            65.01 -  70.00        10.97
                            70.01 -  75.00        14.84
                            75.01 -  80.00        24.31
                            80.01 -  85.00         1.92
                            85.01 -  90.00         6.60
                            90.01 -  95.00         1.71
                            95.01 - 100.00         2.51

***  Denotes Less than or equal to
**** Denotes Greater than or equal to

                            **** 100.01            1.99
                            Total:               100.00%

W.A.: 68.02%
Lowest: 6.33%
Highest: 103.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

**** Denotes Greater than or equal to

                            Global Structured Finance

                                BoAALT 2003-09 NC
                                30 Yr Fixed Rate
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $29,401,374.43
Loan Count: 58
Cut-off Date: 2003-10-01
Avg. Loan Balance: $506,920.25
Avg. Orig. Balance: $507,779.57
W.A. FICO*: 734
W.A. Orig. LTV: 68.30%
W.A. Cut-Off LTV: 68.17%
W.A. Gross Coupon: 6.0638%
W.A. Net Coupon: 5.8083%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 6.59%
% over 100 COLTV: 1.15%
% with PMI: 6.59%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.96%
W.A. MI Adjusted LTV: 66.64%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.77%
% Conforming: 0.00%

2. Original Balance

                                Original Balance      Percent
                                ----------------      -------
                                250,001 - 350,000       3.43%
                                350,001 - 450,000      33.87
                                450,001 - 550,000      20.13
                                550,001 - 650,000      21.10

                                650,001 - 750,000        9.26
                                750,001 - 850,000        2.72
                                850,001 - 950,000        5.94
                                950,001 - 1,050,000      3.56
                                Total:                 100.00%

Average: $507,779.57
Lowest: $333,436.00
Highest: $1,050,000.00

3. Cut-Off Balance

                                Cut-Off Balance         Percent
                                ---------------         -------
                                250,001 - 350,000         3.43%
                                350,001 - 450,000        33.87
                                450,001 - 550,000        20.13
                                550,001 - 650,000        21.10
                                650,001 - 750,000         9.26
                                750,001 - 850,000         2.72
                                850,001 - 950,000         5.94
                                950,001 - 1,050,000       3.56
                                Total:                  100.00%

Average: $506,920.25
Lowest: $333,436.00
Highest: $1,046,536.30

4. Index

                                Index      Percent
                                -----      -------
                                FIX        100.00%
                                Total:     100.00%


                                      Top
                                      ---

5. Product Type

                        Product Type     Percent
                        ------------     -------
                        30 YR FIXED      100.00%
                        Total:           100.00%

6. Coupon

                        Coupon          Percent
                        ------          -------
                        4.751 - 4.875     1.77%
                        5.126 - 5.250     3.07
                        5.251 - 5.375     1.73
                        5.376 - 5.500     5.71
                        5.501 - 5.625     3.81
                        5.626 - 5.750     5.34
                        5.751 - 5.875    13.67
                        5.876 - 6.000    17.22
                        6.001 - 6.125    12.62
                        6.126 - 6.250    15.98
                        6.251 - 6.375     3.60
                        6.376 - 6.500     2.95
                        6.501 - 6.625     3.10
                        6.626 - 6.750     2.21
                        6.751 - 6.875     4.35
                        6.876 - 7.000     1.26
                        7.126 - 7.250     1.61
                        Total:          100.00%

W.A.: 6.064
Lowest: 4.875
Highest: 7.250

7. Credit Score

                        Credit Score         Percent
                        ------------         -------
                        800 - 849              1.25%
                        750 - 799              40.37
                        700 - 749              34.73
                        650 - 699              22.22
                        600 - 649               1.43
                        Total:                100.00%

W.A.: 734
Lowest: 637
Highest: 810

8. Lien Position

                        Lien Position    Percent
                        -------------    -------
                        1                100.00%
                        Total:           100.00%

9. Loan Purpose

                        Loan Purpose               Percent
                        ------------               -------
                        Refinance-Rate/Term         40.78%
                        Purchase                    32.97
                        Refinance-Cashout           26.24
                        Total:                     100.00%

10. Property Type

                        Property Type      Percent
                        -------------      -------
                        SFR                 65.48%
                        Condo               15.45

                                PUD Detach           12.45
                                2-Family              3.09
                                3-Family              2.38
                                PUD Attach            1.15
                                Total:              100.00%

11. Appraisal Method

                                Appraisal Method   Percent
                                ----------------   -------
                                AVM                   3.04%
                                FULL                 96.96
                                Total:              100.00%

12. Documentation

                                Documentation      Percent
                                -------------      -------
                                Stated               29.37%
                                Standard             25.13
                                No Ratio             24.49
                                Rapid                15.03
                                Reduced               5.98
                                Total:              100.00%

13. Occupancy Status

                                Occupancy Status   Percent
                                ----------------   -------
                                Primary              84.23%
                                Investor             11.63
                                Secondary             4.14
                                Total:              100.00%

14. PMI Providers

                                PMI Providers        Percent
                                -------------        -------
                                NONE                   93.41%
                                RMIC                    2.93
                                PMIC                    2.50
                                UGIC                    1.15
                                Total:                100.00%

15. State

                                State                Percent
                                -----                -------
                                California             62.96%
                                Florida                 9.02
                                Georgia                 6.24
                                Maryland                4.66
                                Washington              3.50
                                Other                  13.63
                                Total:                100.00%

16. California

                                California           Percent
                                ----------           -------
                                Northern California    31.60%
                                Southern California    68.40
                                Total:                100.00%

17. Zip Code

                                Zip Code             Percent
                                --------             -------
                                92014                   5.77%
                                90266                   4.76

                                90277                   3.63
                                92037                   2.99
                                95032                   2.95
                                Other                  79.91
                                Total:                100.00%

18. Delinquency*

                                Delinquency*         Percent
                                -----------          -------
                                0-29 days             100.00%
                                Total:                100.00%

* MBA method

19. Times 30 Days DLQ

                                Times 30 Days DLQ    Percent
                                -----------------    -------
                                0                     100.00%
                                Total:                100.00%

20. Convertible Flag

                                Convertible Flag     Percent
                                ----------------     -------
                                N                     100.00%
                                Total:                100.00%

21. Buydown Agreement

                                Buydown Agreement    Percent
                                -----------------    -------
                                N                    100.00%
                                Total:               100.00%

22. Original Term

                         Original Term      Percent
                         -------------      -------
                         360                100.00%
                         Total:             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

23. Cut-Off Remaining Term

                      Cut-Off Remaining Term   Percent
                      ----------------------   -------
                      355 - 360                100.00%
                      Total:                   100.00%

W.A.: 359.0 months
Lowest: 355 months
Highest: 360 months

24. Cutoff Loan Age

                         Cutoff Loan Age    Percent
                         ---------------    -------
                         0                   14.82%
                         1 - 6               85.18
                         Total:             100.00%

W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months

25. OLTV

                         OLTV               Percent
                         ----               -------
                         40.01 - 45.00        1.73%
                         45.01 - 50.00        9.14

                         50.01 - 55.00        4.12
                         55.01 - 60.00        8.52
                         60.01 - 65.00       14.64
                         65.01 - 70.00       22.60
                         70.01 - 75.00        7.49
                         75.01 - 80.00       25.18
                         80.01 - 85.00        1.34
                         85.01 - 90.00        2.95
                         90.01 - 95.00        1.14
                         *** 100.01           1.15
                         Total:             100.00%

W.A.: 68.30%
Lowest: 40.64%
Highest: 103.00%

26. Cut-Off LTV

                         Cut-Off LTV        Percent
                         -----------        -------
                         40.01 - 45.00        1.73%
                         45.01 - 50.00        9.14
                         50.01 - 55.00        4.12
                         55.01 - 60.00        8.52
                         60.01 - 65.00       14.64
                         65.01 - 70.00       22.60
                         70.01 - 75.00        7.49
                         75.01 - 80.00       25.18
                         80.01 - 85.00        1.34
                         85.01 - 90.00        2.95
                         90.01 - 95.00        1.14
                         *** 100.01           1.15
                         Total:             100.00%

*** Denotes Less than or equal to

W.A.: 68.17%
Lowest: 40.59%
Highest: 102.90%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2003-09
                                30 Yr Fixed Rate
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $317,247,770.38
Loan Count: 2,110
Cut-off Date: 2003-10-01
Avg. Loan Balance: $150,354.39
Avg. Orig. Balance: $150,536.87
W.A. FICO*: 729
W.A. Orig. LTV: 68.12%
W.A. Cut-Off LTV: 68.04%
W.A. Gross Coupon: 5.9719%
W.A. Net Coupon: 5.7164%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 356 months
W.A. Rem. Term: 355 months
W.A. Age: 1 months
% over 80 COLTV: 13.97%
% over 100 COLTV: 1.91%
% with PMI: 14.03%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.26%
W.A. MI Adjusted LTV: 64.58%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.56%
% Conforming: 90.73%

* FICO not available for 7 loans, or 0.3% of the aggregate pool balance.

2. Original Balance

                        Original Balance         Percent
                        --------------------------------
                        *** 50,000                 1.80%
                        50,001 - 150,000          36.44

*** Denotes Less than or equal to

                        150,001 - 250,000         31.00
                        250,001 - 350,000         17.71
                        350,001 - 450,000          6.15
                        450,001 - 550,000          2.96
                        550,001 - 650,000          1.96
                        650,001 - 750,000          0.86
                        750,001 - 850,000          0.25
                        850,001 - 950,000          0.55
                        950,001 - 1,050,000        0.33
                        Total:                   100.00%

Average: $150,536.87
Lowest: $17,000.00
Highest: $1,050,000.00

3. Cut-Off Balance

                        Cut-Off Balance          Percent
                        --------------------------------
                        *** 50,000                 1.80%
                        50,001 - 150,000          36.48
                        150,001 - 250,000         30.95
                        250,001 - 350,000         17.71
                        350,001 - 450,000          6.15
                        450,001 - 550,000          2.96
                        550,001 - 650,000          1.96
                        650,001 - 750,000          0.86
                        750,001 - 850,000          0.25
                        850,001 - 950,000          0.55
                        950,001 - 1,050,000        0.33
                        Total:                   100.00%

Average: $150,354.39
Lowest: $17,000.00

*** Denotes Less than or equal to

Highest: $1,046,536.30

4. Index

                                Index      Percent
                                ------------------
                                FIX         100.00%
                                Total:      100.00%

5. Product Type

                        Product Type             Percent
                        --------------------------------
                        30 YR                     71.46%
                        30 YR EXP Criteria        22.41
                        30 YR 100% LTV             3.11
                        20 YR                      1.84
                        97 LTV FXD                 1.18
                        Total:                   100.00%

6. Coupon

                              Coupon           Percent
                              ------------------------
                              4.626 - 4.750     1.10%
                              4.751 - 4.875     0.85
                              4.876 - 5.000     1.04
                              5.001 - 5.125     0.91
                              5.126 - 5.250     4.76
                              5.251 - 5.375     7.71
                              5.376 - 5.500     8.30
                              5.501 - 5.625     4.30
                              5.626 - 5.750     8.60
                              5.751 - 5.875    12.33
                              5.876 - 6.000    10.48

                              6.001 - 6.125     7.34
                              6.126 - 6.250     7.44
                              6.251 - 6.375     6.41
                              6.376 - 6.500     5.84
                              6.501 - 6.625     2.35
                              6.626 - 6.750     3.05
                              6.751 - 6.875     4.44
                              6.876 - 7.000     0.84
                              7.001 - 7.125     0.59
                              7.126 - 7.250     0.44
                              7.251 - 7.375     0.19
                              7.376 - 7.500     0.38
                              7.501 - 7.625     0.14
                              7.626 - 7.750     0.04
                              7.876 - 8.000     0.01
                              8.001 - 8.125     0.12
                              Total:          100.00%

W.A.: 5.972
Lowest: 4.750
Highest: 8.125

7. Credit Score

                              Credit Score     Percent
                              ------------------------
                              800 - 849         3.02%
                              750 - 799        32.79
                              700 - 749        35.83
                              650 - 699        23.39
                              600 - 649         4.65
                              N/A               0.32
                              Total:          100.00%

W.A.: 729
Lowest: 601
Highest: 842

8. Lien Position

                           Lien Position      Percent
                           -------------      -------
                           1                  100.00%
                           Total: 100.00%     100.00%

9. Loan Purpose

                           Loan Purpose          Percent
                           ------------          -------
                           Refinance-Rate/Term    37.61%
                           Refinance-Cashout      35.60
                           Purchase               26.79
                           Total:                100.00%

10. Property Type

                           Property Type         Percent
                           -------------         -------
                           SFR                    60.16%
                           Condo                  10.99
                           2-Family               10.52
                           PUD Detach              7.20
                           4-Family                4.39
                           3-Family                3.59
                           PUD Attach              2.53
                           Townhouse               0.50
                           Condotel                0.12
                           Total:                100.00%

11. Appraisal Method

                           Appraisal Method      Percent
                           ----------------      -------
                           AVM                    41.35%
                           FULL                   58.65
                           Total:                100.00%

12. Documentation

                           Documentation         Percent
                           -------------         -------
                           Reduced                42.22%
                           Standard               28.88
                           Stated                 19.02
                           No Ratio                5.65
                           Rapid                   3.10
                           All Ready Home          1.13
                           Total:                100.00%

13. Occupancy Status

                           Occupancy Status      Percent
                           ----------------      -------
                           Investor               59.25%
                           Primary                39.14
                           Secondary               1.61
                           Total:                100.00%

14. PMI Providers

                           PMI Providers         Percent
                           -------------         -------
                           NONE                   85.97%
                           UGIC                    5.21
                           GEMIC                   3.78

                           PMIC                    2.45
                           RMIC                    2.15
                           TGIC                    0.45
                           Total:                100.00%

15. State

                           State                 Percent
                           -----                 -------
                           California             46.75%
                           Florida                12.29
                           Maryland                3.64
                           Georgia                 3.43
                           Virginia                3.37
                           Other                  30.53
                           Total:                100.00%

16. Zip Code

                           Zip Code              Percent
                           --------              -------
                           92014                   0.56%
                           90266                   0.44
                           92109                   0.41
                           95032                   0.40
                           92647                   0.34
                           Other                  97.84
                           Total:                100.00%

17. Delinquency*

                           Delinquency*          Percent
                           -----------           -------
                           0-29 days             100.00%

                           Total:                100.00%

* MBA method

18. Times 30 Days DLQ

                           Times 30 Days DLQ     Percent
                           -----------------     -------
                           0                      99.73%
                           1                       0.27
                           Total:               100.00%

19. Convertible Flag

                           Convertible Flag      Percent
                           ----------------      -------
                           N                     100.00%
                           Total:                100.00%

20. Buydown Agreement

                           Buydown Agreement     Percent
                           -----------------     -------
                           N                     100.00%
                           Total:                100.00%

21. Original Term

                           Original Term         Percent
                           240                     1.84%
                           300                     2.52
                           360                    95.63
                           Total:                100.00%

W.A.: 356.3 months
Lowest: 240 months

Highest: 360 months

22. Cut-Off Remaining Term

                Cut-Off Remaining Term    Percent
                ----------------------    -------
                235 - 240                   1.84%
                295 - 300                   2.52
                355 - 360                  95.63
                Total:                    100.00%

W.A.: 355.3 months
Lowest: 237 months
Highest: 360 months

23. Cutoff Loan Age

                  Cutoff Loan Age    Percent
                  ---------------    -------
                  0                   14.84%
                  1 - 6               85.16
                  Total:             100.00%

W.A.: 0.9 months
Lowest: 0 months
Highest: 5 months

24. OLTV

                  OLTV             Percent
                  ----             -------
                  *** 20.00          0.82%
                  20.01 - 25.00      0.80
                  25.01 - 30.00      1.37
                  30.01 - 35.00      2.72
                  35.01 - 40.00      2.59
                  40.01 - 45.00      3.51

*** Less  than or equal to

                  45.01 -  50.00         5.54
                  50.01 -  55.00         4.93
                  55.01 -  60.00         6.16
                  60.01 -  65.00         6.71
                  65.01 -  70.00        12.29
                  70.01 -  75.00        14.09
                  75.01 -  80.00        24.45
                  80.01 -  85.00         1.77
                  85.01 -  90.00         6.39
                  90.01 -  95.00         1.65
                  95.01 - 100.00         2.28
                  **** 100.01            1.91
                  Total:               100.00%

W.A.: 68.12%
Lowest: 6.34%
Highest: 103.00%

25. Cut-Off LTV

                        Cut-Off LTV          Percent
                        -----------          -------
                        *** 20.00              0.82%
                        20.01 -  25.00         0.80
                        25.01 -  30.00         1.37
                        30.01 -  35.00         2.79
                        35.01 -  40.00         2.59
                        40.01 -  45.00         3.47
                        45.01 -  50.00         5.57
                        50.01 -  55.00         4.94
                        55.01 -  60.00         6.12
                        60.01 -  65.00         6.96
                        65.01 -  70.00        12.05

*** Less than or equal to
**** Greater than or equal to

                        70.01 -  75.00        14.16
                        75.01 -  80.00        24.39
                        80.01 -  85.00         1.87
                        85.01 -  90.00         6.26
                        90.01 -  95.00         1.65
                        95.01 - 100.00         2.28
                        **** 100.01            1.91
                        Total:               100.00%

W.A.: 68.04%
Lowest: 6.33%
Highest: 103.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

**** Greater than or equal to